                                                                     EXHIBIT 4.2

================================================================================



                      HEALTH CARE PROPERTY INVESTORS, INC.

                                       AND

                              THE BANK OF NEW YORK,

                                     Trustee

                               ------------------

                                    INDENTURE

                               ------------------


                          Dated as of September 1, 1993

                                 Debt Securities

================================================================================

This Cross Reference Sheet, showing the location in the Indenture of the provisions inserted pursuant to Section 310-318(a), inclusive, of the Trust Indenture Act of 1939, is not to be considered a part of the Indenture.

                    TRUST INDENTURE ACT CROSS REFERENCE SHEET

     Sections of                                              Sections of
       Trust                                                   Indenture
    Indenture Act                                          ------------------
  ----------------
      310(a)(1)    .......................................        606
      310(a)(2)    .......................................        606
      310(a)(3)    .......................................   Not applicable
      310(a)(4)    .......................................   Not applicable
      310(b)       .......................................        607
      311          .......................................        603
      312          .......................................        702
      313          .......................................        703
      314(a)       .......................................        704
      314(b)       .......................................   Not applicable
      314(c)       .......................................        1005
      314(d)       .......................................   Not applicable
      314(e)       .......................................        1005
      315(a)       .......................................        601
      315(b)       .......................................        611
      315(c)       .......................................        601
      315(d)       .......................................        601
      315(e)       .......................................        514
      316(a)       .......................................    512 and 513
      316(b)       .......................................        508
      317(a)       .......................................    503 and 504
      317(b)       .......................................        1003
      318(a)       .......................................        108

                               TABLE OF CONTENTS*

                                                                            Page
                                                                            ----
PARTIES:...................................................................   1

RECITALS...................................................................   1

   ARTICLE ONE  DEFINITIONS AND OTHER PROVISIONS OF GENERAL
      APPLICATION.........................................................    2
Section 101.   Definitions................................................    2
     "Act"................................................................    2
     "Additional Amounts".................................................    2
     "Affiliate"; "control"...............................................    2
     "Authenticating Agent"...............................................    3
     "Authorized Newspaper"...............................................    3
     "Bankruptcy Code"....................................................    3
     "Bearer Security"....................................................    3
     "Board of Directors".................................................    3
     "Board Resolution"...................................................    3
     "Book-Entry Security"................................................    3
     "Business Day".......................................................    3
     "Calculation Agent"..................................................    3
     "Capital Base".......................................................    4
     "Capital Lease"......................................................    4
     "Capital Lease Obligation"...........................................    4
     "Commission".........................................................    4
     "Company"............................................................    4
     "Company Request" and "Company Order"................................    4
     "Consolidated Net Tangible Assets"...................................    4
     "Corporate Trust Office".............................................    5
     "Corporation" or "corporation".......................................    5
     "Coupon".............................................................    5
     "Debt"...............................................................    5
     "Defaulted Interest".................................................    5
     "Depositary".........................................................    5
     "Event of Default"...................................................    6
     "Exchange Act".......................................................    6
     "Exchange Act Person"................................................    6
     "Holder".............................................................    6
     "Indenture"..........................................................    6
     "Interest"...........................................................    6
     "Interest Payment Date"..............................................    6
     "Liabilities"........................................................    6
     "Lien"...............................................................    6
     "Maturity"...........................................................    7
     "Non-Recourse Debt"..................................................    7
     "Officers' Certificate"..............................................    7
-----------------
* This Table of Contents is not part of the Indenture.

     "Opinions of Counsel"................................................    7
     "Original Issue Discount Security"...................................    7
     "Outstanding"........................................................    7
     "Paying Agent".......................................................    8
     "Person".............................................................    9
     "Place of Payment"...................................................    9
     "Property"...........................................................    9
     "Predecessor Security"...............................................    9
     "Redemption Date"....................................................    9
     "Redemption Price"...................................................    9
     "Registered Security"................................................    9
     "Regular Record Date"................................................    9
     "Responsible Officer"................................................    9
     "Securities Act".....................................................   10
     "Security" or "Securities"...........................................   10
     "Security Register" and "Security Registrar".........................   10
     "Senior Debt"........................................................   10
     "Special Record Date"................................................   10
     "Stated Maturity"....................................................   10
     "Subordinated Debt"..................................................   10
     "Subsidiary".........................................................   10
     "Tangible Assets"....................................................   10
     "Tangible Net Worth".................................................   11
     "Trustee"............................................................   11
     "Trust Indenture Act"................................................   11
     "United States"......................................................   11
     "United States Alien"................................................   11
     "U.S. Government Obligations"........................................   11
     "Vice President".....................................................   12
     "The Wall Street Journal"............................................   12
Section 102.   Officers' Certificates and Opinions........................   12
Section 103.   Form of Documents Delivered to Trustee.....................   13
Section 104.   Acts of Holders............................................   14
Section 105.   Notices, etc., to Trustee and Company......................   15
Section 106.   Notice to Holders; Waiver..................................   16
Section 107.   Language of Notices, etc. .................................   17
Section 108.   Conflict with Trust Indenture Act..........................   17
Section 109.   Effect of Headings anal Table of Contents..................   17
Section 110.   Successors and Assigns.....................................   18
Section 111.   Separability Clause........................................   18
Section 112.   Benefits of Indenture......................................   18
Section 113.   Governing Law..............................................   18
Section 114.   Legal Holidays.............................................   18

  ARTICLE TWO  SECURITY FORMS.............................................   20
Section 201.   Forms Generally............................................   20
Section 202.   Form of Trustee's Certificate of Authentication............   20
Section 203.   Securities in Global Form..................................   21

 ARTICLE THREE THE SECURITIES.............................................   22
Section 301.   Amount Unlimited; Issuable in Series.......................   22
Section 302.   Denominations..............................................   25
Section 303.   Execution, Authentication, Delivery and Dating.............   25
Section 304.   Temporary Securities.......................................   28
Section 305.   Registration, Transfer and Exchange........................   29
Section 306.   Mutilated, Destroyed, Lost and Stolen Securities...........   33
Section 307.   Payment of Interest; Interest Rights Preserved.............   34
Section 308.   Persons Deemed Owners......................................   36
Section 309.   Cancellation...............................................   37
Section 310.   Computation of Interest....................................   37

 ARTICLE FOUR  SATISFACTION AND DISCHARGE.................................   38
Section 401.   Satisfaction and Discharge of Indenture....................   38
Section 402.   Application of Trust Money.................................   40
Section 403.   Satisfaction, Discharge and Defeasance of
                  Securities of any Series................................   40

 ARTICLE FIVE  REMEDIES...................................................   43
Section 501.   Events of Default..........................................   43
Section 502.   Acceleration of Maturity; Rescission and Annulment.........   44
Section 503.   Collection of Indebtedness and Suits
                  for Enforcement by Trustee..............................   45
Section 504.   Trustee May File Proofs of Claim...........................   46
Section 505.   Trustee May Enforce Claims Without Possession
                  of Securities or Coupons................................   47
Section 506.   Application of Money Collected.............................   48
Section 507.   Limitation on Suits........................................   48
Section 508.   Unconditional Right of Holders to Receive
                  Principal, Premium and Interest.........................   49
Section 509.   Restoration of Rights and Remedies.........................   49
Section 510.   Rights and Remedies Cumulative.............................   50
Section 511.   Delay or Omission Not Waiver...............................   50
Section 512.   Control by Holders of Securities...........................   50
Section 513.   Waiver of Past Defaults....................................   51
Section 514.   Undertaking for Costs......................................   51

 ARTICLE SIX   THE TRUSTEE................................................   53
Section 601.   Certain Rights of Trustee..................................   53
Section 602.   Not Responsible for Recitals or Issuance of
                  the Securities..........................................   54
Section 603.   May Hold Securities........................................   54
Section 604.   Money Held in Trust........................................   55
Section 605.   Compensation and Reimbursement.............................   55
Section 606.   Corporate Trustee Required; Eligibility....................   56
Section 607.   Resignation and Removal; Appointment of Successor..........   56

Section 608.   Acceptance of Appointment by Successor.....................   58
Section 609.   Merger, Conversion, Consolidation or
                  Succession to Business..................................   60
Section 610.   Appointment of Authenticating Agent........................   60
Section 611.   Notice of Default..........................................   62

 ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY..........   63
Section 701.   Company to Furnish Trustee Names and Addresses of Holders..   63
Section 702.   Preservation of Information; Communications to Holders.....   63
Section 703.   Reports by Trustee.........................................   63
Section 704.   Reports by the Company.....................................   64

 ARTICLE EIGHT CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE...........   66
Section 801.   Company May Consolidate, etc., on Certain Terms............   66
Section 802.   Rights and Duties of Successor Corporation.................   67
Section 803.   Officers' Certificate and Opinion of Counsel...............   67

 ARTICLE NINE  SUPPLEMENTAL INDENTURES....................................   68
Section 901.   Supplemental Indentures without Consent of Holders.........   68
Section 902.   Supplemental Indentures with Consent of Holders............   69
Section 903.   Execution of Supplemental Indentures.......................   70
Section 904.   Effect of Supplemental Indentures..........................   71
Section 905.   Conformity with Trust Indenture Act........................   71
Section 906.   Reference in Securities to Supplemental Indentures.........   71

 ARTICLE TEN   COVENANTS..................................................   72
Section 1001.  Payment of Principal, Premium, if any, and Interest........   72
Section 1002.  Maintenance of Office or Agency............................   72
Section 1003.  Money for Securities Payments to Be Held in Trust..........   74
Section 1004.  Additional Amounts.........................................   75
Section 1005.  Statement as to Compliance; Notice of Certain Defaults.....   76
Section 1006.  Payment of Taxes and Other Charges.........................   77
Section 1007.  Maintenance of Insurance...................................   77
Section 1008.  Limitations on Incurrence of Obligations for
                  Borrowed Money..........................................   77
Section 1009.  Waiver of Certain Covenants................................   78

 ARTICLE ELEVEN  REDEMPTION OF SECURITIES.................................   79
Section 1101.  Applicability of Article...................................   79
Section 1102.  Election to Redeem; Notice to Trustee......................   79

Section 1103.  Selection by Trustee of  Securities to be Redeemed.........   79
Section 1104.  Notice of Redemption.......................................   80
Section 1105.  Deposit of Redemption Price................................   81
Section 1106.  Securities Payable on Redemption Date......................   81
Section 1107.  Securities Redeemed in Part................................   82

 ARTICLE TWELVE  SINKING FUNDS............................................   83
Section 1201.  Applicability of Article...................................   83
Section 1202.  Satisfaction of Sinking Fund Payments with Securities......   83
Section 1203.  Redemption of Securities for Sinking Fund..................   84

 ARTICLE THIRTEEN  REPAYMENT AT THE OPTION OF HOLDERS.....................   85
Section 1301.  Applicability of Article...................................   85

 ARTICLE FOURTEEN  MEETINGS OF HOLDERS OF SECURITIES......................   86
Section 1401.  Purposes for Which Meetings May Be Called..................   86
Section 1402.  Call, Notice and Place of Meetings.........................   86
Section 1403.  Persons Entitled to Vote at Meetings.......................   86
Section 1404.  Quorum; Action.............................................   87
Section 1405.  Determination of Voting Rights; Conduct and
                  Adjournment of Meetings.................................   88
Section 1406.  Counting Votes and Recording Action of Meetings............   89

 ARTICLE FIFTEEN  MISCELLANEOUS PROVISIONS................................   90
Section 1501.  Securities in Foreign Currencies...........................   90

 ARTICLE SIXTEEN  IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
    OFFICERS AND DIRECTORS................................................   91
Section 1601.  Incorporators, Stockholders, Officers and
                  Directors of Company Exempt from Individual
                  Liability...............................................   91
Testimonium...............................................................   92
Signatures and Seals......................................................   92
Acknowledgements..........................................................   93

     THIS INDENTURE, dated as of the first day of September 1993, between HEALTH CARE PROPERTY INVESTORS, INC., a corporation duly organized and existing under the laws of the State of Maryland (hereinafter sometimes referred to as the "Company"), party of the first part, and THE BANK OF NEW YORK, a corporation incorporated under the laws of the State of New York (together with any successor as trustee under this Indenture, the "Trustee"), party of the second part.

                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured and unsubordinated debentures, notes or other evidences of indebtedness (hereinafter called the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

     The Company has duly authorized the execution and delivery of this Indenture and all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, in consideration of the premises and the sum of one dollar duly paid by the Company to the Trustee, the receipt of which is hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.      Definitions.
                  -----------

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act" when used with respect to any Holders has the meaning specified in
      ---
Section 104.

     "Additional Amounts" means any additional amounts which are required by a
      ------------------
Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders and which are owing to such Holders.

     "Affiliate"; "control" of any specified Person means any other Person
      ---------    -------

directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant
      --------------------
to Section 610 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Authorized Newspaper" means a newspaper of general circulation in New
      --------------------
York, New York printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. In the event that a notice is to be published in a newspaper at a Place of Payment or other location outside of the United States, "Authorized Newspaper" shall mean a newspaper of general circulation printed in the English language selected by the Company and acceptable to the Trustee.

     "Bankruptcy Code" means Title 11, United States Code or any similar federal
      ---------------
or state law for the relief of debtors.

     "Bearer Security" means any Security in the form established pursuant to
      ---------------
Section 201 which is payable to the bearer thereof.

     "Board of Directors" means the board of directors of the Company or any
      ------------------
Corporation or any duly authorized committee of such Board.

     "Board Resolution" means a copy of a resolution of the Company certified by
      ----------------
the Secretary or an Assistant Secretary to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Book-Entry Security" means a security evidencing all or part of a series
      -------------------
of Debt Securities, issued to the Depositary for such series of Debt Securities in accordance with Section 303, and bearing the legend prescribed in Section 303(c).

     "Business Day", except as may otherwise be provided in the form of
      ------------
Securities of any particular series pursuant to the provisions of this Indenture, with respect to any Place of Payment means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in that Place of Payment are authorized or obligated by law to close.

     "Calculation Agent" means, with respect to any Securities which provide for
      -----------------
the payment of interest thereon calculated on a periodic basis, any Person authorized by the Company to calculate the relevant rate of interest to be paid on such Securities on behalf of the Company. Unless otherwise provided in or pursuant to a Board Resolution or in one or more indentures supplemental hereto, The Bank of New York shall be the Calculation Agent with respect to each series of Securities issued hereunder which provide for the payment of interest thereon calculated on a periodic basis.

     "Capital Base" shall mean, at any date, the sum of Tangible Net Worth and
      ------------
Subordinated Debt.

     "Capital Lease" shall mean at any tame any lease of Property which, in
      -------------
accordance with generally accepted accounting principles, would at such time be required to be capitalized on a balance sheet of the lessee.

     "Capital Lease Obligation" shall mean at any time the amount of the
      ------------------------
liability in respect of a Capital Lease which, in accordance with generally accepted accounting principles, would at such time be required to be capitalized on a balance sheet of the lessee.

     "Commission" means the Securities and Exchange Commission, as from time to
      ----------
tine constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means Health Care Property Investors, Ins., a Maryland
      -------
corporation, and subject to the provisions of Article Eight, shall also include its successors and assigns.

     "Company Request" and "Company Order" mean, respectively, a written request
      ---------------       -------------
or order signed in the name of the Company by the Chairman, the Vice Chairman, the President, a Vice President or the Treasurer, and by a Vice President, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Consolidated Net Tangible Assets" means the aggregate amount of assets
      --------------------------------
(less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles of the Company and its consolidated subsidiaries, all as set forth on the most recent balance sheet of the Company and its consolidated subsidiaries prepared in accordance with generally accepted accounting principles.

     "Corporate Trust Office" means the principal office of the Trustee at which
      ----------------------
at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust, Trustee Administration, except that, with respect to presentation of Securities for payment or registration of transfers and exchanges and the location of the registrar, such term means the office or agency of the Trustee at which at any particular time its corporate agency business shall be conducted, which at the date of original execution of this Indenture is located at 101 Barclay Street, Floor 21W, New York; New York 10286, Attention: Corporate Trust, Trustee Administration.

     "Corporation" or "corporation" means corporations, associations, companies
      -----------      -----------
and business trusts.

     "Coupon" means any interest coupon appertaining to a Bearer Security.
      ------

     "Debt", when used with respect to any Person, means (i) its indebtedness,
      ----
secured or unsecured, for borrowed money; (ii) Liabilities secured by any Lien existing on Property owned by such Person; (iii) Capital Lease Obligations, and the present value of all payments due under any arrangement for retention of title (discounted at the implicit rate if known and at 9% otherwise) if such arrangement is in substance an installment purchase or an arrangement for the retention of title for security purposes; and (iv) guarantees of obligations of the character specified in the foregoing clauses (i), (ii) and (iii), to the full extent of the liability of the guarantor (discounted to present value, as provided in the foregoing clause (iii), in the case of guarantees of title retention arrangements).

     "Defaulted Interest" has the meaning specified in Section 307.
      ------------------

     "Depositary" means, with respect to the Securities of any series issuable
      ----------
or issued in whole or in part in the form of one or more Book-Entry Securities, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, shall mean each such Person who is then a Depositary hereunder. "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

     "Dollars" or "$" or any similar reference shall mean the coin and currency
      -------
of the United States, except as may otherwise be provided in the form of Securities of any particular series pursuant to the provisions of this Indenture.

     "Event of Default" means (unless otherwise specified as contemplated by
      ----------------
Section 301) any event specified in Section 501, continued for the period of time, if any, and after the giving of notice, if any, therein designated.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Exchange Act Person" means any Person or group (within the meaning of
      -------------------
Section 13(d)(3) of the Exchange Act), together with any Affiliates or associates thereof.

     "Holder", when used with respect to any Security, means in the case of a
      ------
Registered Security, the Person in whose name the Security is registered in the Security Register and in the case of a Bearer Security, the bearer thereof and, when used with respect to any Coupon, means the bearer thereof.

     "Indenture" means this instrument as originally executed, or, if amended or
      ---------
supplemented as herein provided, as so amended or supplemented.

     "Interest", when used with respect to an Original Issue Discount Security
      --------
which by its terms bears interest only after Maturity, means interest payable after Maturity, and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1004, includes such Additional Amounts.

     "Interest Payment Date" means the Stated Maturity of an installment of
      ---------------------
interest on the applicable Securities.

     "Liabilities" means, at any date, the items shown as liabilities on the
      -----------
balance sheet of the Company, except any items of deferred income, including capital gains.

     "Lien" means any interest in Property securing an obligation owed to, or a
      ----
claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting

Property. For all purposes of this definition, the Company shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, Capital Lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     "Maturity" when used with respect to any Security means the date on which
      --------
the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, request for repayment or otherwise.

     "Non-Recourse Debt" when used with respect to any Person, means any Debt
      -----------------
secured by, and only by, property on or with respect to which such Debt is incurred where the rights and remedies of the holder of such Debt in the event of default do not extend to assets other than the property constituting security therefor.

     "Officers' Certificate" means a certificate signed by the Chairman of the
      ---------------------
Board or President or any Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company. Each such certificate shall include the statements provided for in Section 102, if and to the extent required by the provisions thereof.

     "Opinions of Counsel" means an opinion in writing signed by legal counsel,
      -------------------
who may be an employee of, or of counsel to, the Company or may be other counsel and who shall be acceptable to the Trustee. Each such opinion shall include the statements provided for in Section 102, if and to the extent required by the provisions thereof.

     "Original Issue Discount Security" means a Security issued pursuant to this
      --------------------------------
Indenture which provides for declaration of an amount less than the principal thereof to be due and payable upon acceleration pursuant to Section 502 or upon a repurchase pursuant to Section 1302.

     "Outstanding" when used with respect to Securities means, as of the date of
      -----------
determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any Coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that could be declared to be due and payable pursuant to the terns of such Original Issue Discount Security at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in Section 104(a), and, provided further, that Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the
      ------------
principal of (and premium, if any) or interest on any Securities on behalf of the Company. Unless otherwise provided in or pursuant to a Board Resolution or in one or more indentures supplemental hereto, the Trustee shall be the Paying Agent with respect to the Securities of each series issued hereunder.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any series,
      ----------------
means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as provided pursuant to
Section 301.

     "Property" means any interest in any kind of property or asset, whether
      --------
real, personal or mixed, or tangible or intangible.

     "Predecessor Security" of any particular Security means every previous
      --------------------
Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or a Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

     "Redemption Date" when used with respect to any Security to be redeemed
      ---------------
means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price" when used with respect to any Security to be redeemed
      ----------------
means the price at which it is to be redeemed as determined pursuant to the provisions of this Indenture.

     "Registered Security" means any Security established pursuant to Section
      -------------------
201 which is registered in the Security Register.

     "Regular Record Date" for the interest payable on a Registered Security on
      -------------------
any Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date".

     "Responsible Officer" when used with respect to the Trustee means an
      -------------------
officer of the Trustee assigned to its Corporate Trust Office, including any Vice President, the treasurer, every trust officer, and every other officer and assistant officer to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject and, when used in reference to any act or document, also means any other person authorized to perforce any act or sign any document by or pursuant to a resolution of the Board of Directors of the Trustee or the by-laws of the Trustee.

     "Securities Act" means the Securities Act of 1933 , as amended.
      --------------

     "Security" or "Securities" means any Security or Securities, as the case
      --------      ----------
may be, authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings
      -----------------
specified in Section 305. Unless otherwise provided in or pursuant to a Board Resolution or in one or more indentures supplemental hereto, the Trustee shall be the Security Registrar and shall maintain the Security Register with respect to the Registered Securities of each series.

     "Senior Debt" means all Debt other than Non-Recourse Debt and Subordinated
      -----------
Debt.

     "Special Record Date" for the payment of any Defaulted Interest an the
      -------------------
Registered Securities of any series means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity" when used with respect to any Security or any installment
      ---------------
of principal thereof or interest thereon means the date specified in such Security or a Coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subordinated Debt" means unsecured Debt of the Company which is issued or
      -----------------
assumed pursuant to, or evidenced by, an indenture or other instrument which contains provisions for the subordination of such Debt (to which appropriate reference shall be made in the instruments evidencing such Debt if not contained therein) to the Securities (and, at the option of the Company, if so provided, to other Debt of the Company, either generally or as specifically designated).

     "Subsidiary" means any corporation or other entity whose financial
      ----------
statements are required to be consolidated with those of the Company under generally accepted accounting principles.

     "Tangible Assets" means all assets of the Company (including assets held
      ---------------
subject to Capital Leases and other arrangements described in the last sentence of the definition of "Lien") except: (i) deferred assets, other than prepaid insurance, prepaid taxes and deposits; (ii) patents, copyrights, trademarks, trade names, franchises, goodwill, experimental expense and other similar intangibles; and (iii) unamortized debt discount and expense.

     "Tangible Net Worth" means, with respect to the Company at any date, the
      ------------------
net book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves) of the Tangible Assets of the Company at such date minus the amount of its Liabilities at such date.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of
      -------
this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at
      -------------------
the date as of which this instrument was executed, except as provided in Article Nine.

     "United States" means the United States of America (including the States
      -------------
and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

     "United States Alien" means any Person who, for United States federal
      -------------------
income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

     "U.S. Government Obligations" means direct obligations of the United States
      ---------------------------
for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligations or a specific payment of principal of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depository receipt.

     "Vice President" when used with respect to any Person shall mean any Vice
      --------------
President of such Person whether or not designated by a number or a word or words added before or after the title "Vice President".

     "The Wall Street Journal" means the newspaper of general circulation
      -----------------------
published under that name in New York, New York.

Section 102.    Officers' Certificates and Opinions.
                -----------------------------------

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.    Form of Documents Delivered to Trustee.
                --------------------------------------

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which has certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.    Acts of Holders.
                ---------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so opting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1406.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which shall be satisfactory to the Trustee and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

     (c) The ownership of Registered Securities and the principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

     (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depository, by any trust company, bank, banker or other depository reasonably acceptable to the Company, wherever situated, if such certificate shall be satisfactory to the Trustee, showing that at the date therein mentioned such Person had on deposit with each depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the name Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient.

     (e) If the Company shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act.

     (f) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105.    Notices, etc., to Trustee and Company.
                -------------------------------------

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Corporate Secretary, 10990 Wilshire Boulevard, Suite 1200, Los Angeles, California 90024 or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.    Notice to Holders; Waiver.
                -------------------------

     Except as otherwise expressly provided herein or in the form of Securities of any particular series pursuant to the provisions of this Indenture, where this Indenture provides for notice to Holders of Securities of any event,

          (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice; and

          (2) such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

         In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer securities given as provided herein. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107.    Language of Notices, etc.
                ------------------------

     Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.

Section 108.    Conflict with Trust Indenture Act.
                ---------------------------------

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 109.    Effect of Headings anal Table of Contents.
                -----------------------------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 110.    Successors and Assigns.
                ----------------------

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 111.    Separability Clause.
                -------------------

     In case any provision in this Indenture or in the Securities or Coupons shall be invalid, illegal or unenforceable under applicable law, then the remaining provisions in this Indenture or in the Securities or Coupons shall be construed as though such invalid, illegal or unenforceable provisions were not contained herein.

Section 112.    Benefits of Indenture.
                ---------------------

     Nothing in this Indenture or in the Securities or Coupons, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder and the Holders of Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture, or under any covenant, condition or provision of the Indenture or in the Securities or Coupons; all their covenants, conditions and provisions being for the sole benefit of the parties hereto and the Holders of the Securities or Coupons.

Section 113.    Governing Law.
                -------------

     This Indenture and the Securities and Coupons shall be deemed to be a contract made under the laws of the State of California, and for all purposes shall be construed in accordance with the laws of said State.

Section 114.    Legal Holidays.
                --------------

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or the Securities or Coupons other than a provision in the Securities which specifically states that such provision shall apply in lieu of this Section) payment of interest or any Additional Amounts or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Notwithstanding the foregoing, in the event that any Interest Payment Date relating to any Security whose interest rate is determined by reference to LIBID or LIBOR is not a Business Day and the next succeeding Business Day falls in the next calendar month, such Interest Payment Date will be the last Business Day in the preceding month.

                                   ARTICLE TWO

                                 SECURITY FORMS

Section 201.    Forms Generally.
                ---------------

     The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related Coupons, if any, and temporary global Securities, if any, shall be in the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

     Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without Coupons. If so provided as contemplated by Section 301, the Securities of a series also shall be issuable in bearer form, with or without interest Coupons attached.

     The definitive Securities and Coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities or Coupons.

Section 202.    Form of Trustee's Certificate of Authentication.
                -----------------------------------------------

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                                 THE BANK OF NEW YORK,
                                                 as Trustee

Dated:                                           By:
      --------------                                ----------------------------
                                                    Authorized Signatory

     If an appointment of an Authenticating Agent with respect to one or more series is made pursuant to Section 610, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                                 THE BANK OF NEW YORK,
                                                 as Trustee

Dated:                                           By:
      --------------                                ----------------------------
                                                    Authenticating Agent

Dated:                                           By:
      --------------                               -----------------------------
                                                   Authorized Signatory

Section 203.    Securities in Global Form.
                -------------------------

     If Securities of a series are issuable in global form, any such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount or changes in the rights of Holders of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein. Any instructions by the Company with respect to a Security in global form shall be in writing but need not comply with Section 102.

                                  ARTICLE THREE

                                 THE SECURITIES

Section 301.    Amount Unlimited; Issuable in Series.
                ------------------------------------

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more Indentures supplemental hereto;

          (1) the title of the Securities and the series in which such Securities shall be included;

          (2) any limit upon the aggregate principal amount or initial offering price of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
     Section 304, 305, 306, 906 or 1107);

          (3) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without Coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series and vice versa;

          (4) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

          (5) if Securities of the series are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form (representing all of the Outstanding Bearer Securities of the series) payable on an interest payment Date prior to the exchange of such temporary Bearer Security for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;

          (6) the date or dates on which the principal (and premium, if any) of such Securities is payable;

          (7) the rate or rates at which such Securities shall bear interest, if any, or method in which such rate or rates are determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on Registered Securities on any Interest Payment Date, whether and under what circumstances Additional Amounts on such securities shall be payable in respective specified taxes, assessments or other governmental charges withheld or deducted and, if so, whether the Company has the option to redeem the affected Securities rather than pay such Additional Amounts, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (8) the place or places, if any, in addition to or other than the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest on or Additional Amounts, if any, payable in respect of such Securities shall be payable;

          (9) the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

          (10) the obligation, if any, of the Company to redeem or purchase such Securities pursuant to any sinking fund or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities;

          (11) whether the Securities of such series shall be issued in whole or in part in the form of one or more Book-Entry Securities and, in such case, the Depositary for such Book-Entry Security or securities;

          (12) the denominations in which Registered Securities of the series, if any, shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which Bearer Securities of the series, if any, shall be issuable if other than the denomination of $5,000;

          (13) if other than the principal amount thereof, the portion of the principal amount of such Securities which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

          (14) if other than such coin or currency of the United States as at the time of payment is legal tender for payment of public or private debts, the coin or currency, including composite currencies, in which payment of the principal of (and premium, if any) or interest, if any, on, or any Additional Amounts in respect of, such Securities shall be payable;

          (15) if the principal of (and premium, if any) or interest, if any, on, or any Additional Amounts in respect of, such Securities are to be payable, at the election of the Company or a Holder thereof, in a coin or currency, including composite currencies, other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (16) if the amount of payments of principal of (and premium, if any) or interest, if any, on, or any Additional. Amounts in respect of, such Securities may be determined with reference to an index, formula or other method based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

          (17) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

          (18) any deletions from, modifications of or additions to the events of default or covenants of the Company with respect to any series of Securities, whether or not such deletions, modifications or additions are consistent with the events of default or covenants set forth herein; and

          (19) any other terms of such Securities (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series and Coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue, redemption or repayment provisions, if any, and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional securities of such series.

     Unless otherwise established in or pursuant to an Officers' Certificate, or in one or more indentures supplemental hereto, at the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Securities Register. Notwithstanding the foregoing, a Holder of Securities of a specified aggregate amount shall be entitled to receive payments of interest by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee on the Regular Record Date immediately preceding such Interest Payment Date.

Section 302.    Denominations.
                -------------

     Unless other denominations and amounts may from time to time be fixed by or pursuant to a Board Resolution, the Registered Securities of each series, if any, shall be issuable in registered form without Coupons is denominations of $1,000 and any integral multiple thereof, and the Bearer Securities of each series, if any, shall be issuable in the denomination of $5,000, or in such other denominations and amounts as may from time to time be faxed by or pursuant to a Board Resolution.

Section 303.    Execution, Authentication, Delivery and Dating.
                ----------------------------------------------

     (a) The Securities shall be executed on behalf of the Company by its Chairman of the Board, President, Vice President or its Treasurer under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of the Company.

     Securities and Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with the Board Resolution and Officers' Certificate or supplemental indenture with respect to such Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities. In authenticating Securities of any series, and accepting the additional responsibilities under this Indenture in respect of such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating, to the effect that

          (i) that the form and terms of such Securities and Coupons, if any, have been established in conformity with the provisions of this Indenture;

          (ii) that all conditions precedent to the authentication and delivery of such Securities together with the Coupons, if any, appertaining thereto, have been complied with and that such Securities, and Coupons, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); such Opinion of Counsel need express no opinion as to the availability of equitable remedies;

          (iii) that all laws and requirements in respect of the execution and delivery by the Company of such Securities and Coupons, if any, have been complied with; and

          (iv) as to such other matters as the Trustee may reasonably request.

     (c) If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Book-Entry Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Book-Entry Securities in permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Book-Entry Security or Securities, (ii) shall be registered, if in registered form, is the name of the Depositary for such Book-Entry Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary".

     (d) Each Depositary designated pursuant to Section 301 for a Book-Entry Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

     (e) The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

     (f) Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any temporary Bearer Security in global form shall be dated as of the date specified as contemplated by Section 301.

     (g) No Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 202 or 610 executed by or on behalf of the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and cancelled.

Section 304.    Temporary Securities.
                --------------------

     Pending the preparation of definitive Securities of any series, the Company may execute and deliver to the Trustee, and upon Company Order the Trustee shall authenticate and deliver, in the manner provided in Section 303, temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form with one or more Coupons or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as evidenced by their execution of such Securities. In the case of Bearer Securities of any series, such temporary Securities may be in global form, representing all of the Outstanding Bearer Securities of such series.

     Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable upon request for definitive Securities of such series containing identical terms and provisions upon surrender of the temporary Securities of such series at an office or agency of the Company maintained for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons appertaining thereto) the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series containing identical terms and provisions; provided, however, that no definitive Bearer Security, except as provided pursuant to Section 301, shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary bearer Security only in compliance with the conditions set forth therein. Unless otherwise specified as contemplated by Section 301 with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 305.    Registration, Transfer and Exchange.
                -----------------------------------

     With respect to the Registered Securities of each series, if any, the Company shall cause to be kept, at an office or agency of the Company maintained pursuant to Section 1002, a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities of each series and of transfers of the Registered Securities of each series. In the event that the Trustee shall not be the Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

     Upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Company maintained for that series pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denominations, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

     If so provided with respect to securities of a series, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series containing identical terms and provisions, of any authorized denominations and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default appertaining thereto. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment: provided, however, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date of payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

     If expressly provided with respect to the Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided with respect to such series.

     Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such series of Security presented) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and such Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

     Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in certificated form, a Book-Entry Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     At the option of the Holder, Securities of any series (except a Book-Entry Security representing all or a portion of the Securities of such series) may be exchanged for other Securities of authorized denominations of the same series containing identical terms and provisions, of like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 303(d), the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(11) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series, will authenticate and deliver Securities of such series in certificated form in an aggregate principal amount equal to the principal amount of the Book-Entry Security or Securities representing such series in exchange for such Book-Entry Security or Securities.

     The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Book-Entry Securities shall no longer be represented by such Book-Entry Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series, will authenticate and deliver, Securities of such series in certificated form and in an aggregate principal amount equal to the principal amount of the Book-Entry Security or Securities representing such series in exchange for such Book-Entry Security or Securities.

     If specified by the Company pursuant to Section 301 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Book-Entry Security for such series of Securities in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (i) to each Person specified by such Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Book-Entry Security; and

          (ii) to such Depositary a new Book-Entry Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Book-Entry Security and the aggregate principal amount of Securities delivered to Holders thereof.

     In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Securities in certificated registered form in authorized denominations.

     Upon the exchange of a Book-Entry Security for Securities in certificated form, such Book-Entry Security shall be cancelled by the Trustee. Securities issued in exchange for a Book-Entry Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Book-Entry Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 1103 and ending at the close of business on the day of such selection, (ii) to register the transfer or exchange of any Registered Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or
(iii) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to Securities of a series, that such a Bearer Security may be exchanged for a Registered Security of that series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture.

Section 306.    Mutilated, Destroyed, Lost and Stolen Securities.
                ------------------------------------------------

     Subject to the further provisions of this Section, if any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security.

     Subject to the further provisions of this Section, if there be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains with all appurtenant Coupons not destroyed, lost or stolen, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

     In case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or Coupon; provided, however, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301 or the other provisions of this Section, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series, with its Coupons, if any, issued pursuant to this Section in lieu of any mutilated Security and its Coupons, if any, or any destroyed, lost or stolen Security and its Coupons shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their Coupons, if any, duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

Section 307.    Payment of Interest; Interest Rights Preserved.
                ----------------------------------------------

     Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Security, be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

     Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities affected (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. Not less than 30 days prior to the date of any proposed payment of Defaulted Interest on Registered Securities, the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than ten days prior to the date of the proposed payment and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given pursuant to
     Section 106 to each Holder of such Registered securities at his address as it appears in the Security Register not less than ten days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record

     Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

     At the option of the Company, interest on Registered Securities of any series that bear interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register.

     Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.    Persons Deemed Owners.
                ---------------------

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 305 and 307) interest on and Additional Amounts with respect to, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.    Cancellation.
                ------------

     All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons and Securities and Coupons surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and Coupons held by the Trustee may be destroyed by it; provided, however, the Company may by a Company Order direct the Trustee to return to the Company all Securities and Coupons cancelled after the expiration of ten days following the Trustee's receipt of such Company Order.

Section 310.    Computation of Interest.
                -----------------------

     Except as otherwise specified as contemplated by Section 301 for securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

     Section 401. Satisfaction and Discharge of Indenture.
                  ---------------------------------------

     Upon the direction of the Company by a Company Order this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1004), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i) Coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) Coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1107, and (iv) Securities and Coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities and, in the case of clause (i) or (ii) below, any such Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                   (i)   have become due and payable;

                   (ii) will become due and payable at their Stated Maturity within one year; or

                   (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

          and the Company, in the case of clauses (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose, lawful money of the United States, U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due dates of any payment of principal (and premium, if any) and interest, and any Additional Amounts with respect thereto, or a combination thereof, in an amount sufficient to pay and discharge the entire indebtedness on such Securities and Coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, and any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee (x) in the case of satisfaction of subsection (1)(B) of this Section, a certificate signed by a nationally recognized firm of independent public accountants (who may be the independent public accountants regularly retained by the Company) certifying as to the sufficiency of the amounts deposited pursuant to clauses (B)(i), (B)(ii) or (B)(iii) above for payment of the principal (and premium, if any) and interest on the dates such payments are due, and (y) in the case of satisfaction of either subsection (1)(A) or (1)(B) of this Section, an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 605 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee and the Company under Section 402 and the last paragraph of Section 1003 shall survive.

     Section 402. Application of Trust Money.
                  --------------------------

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest and Additional Amounts for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

     Section 403. Satisfaction, Discharge and Defeasance of Securities of any
                  -----------------------------------------------------------
Series.
------

     The Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any series and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

          (1)  either

               (A)  with respect to all outstanding Securities of such series,

                    (i) the Company has deposited or caused to be deposited with the Trustee, as trust funds in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series for principal (and premium, if any), any Additional Amounts, and interest to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section 403, as the case may be; or

                    (ii) with respect to any such series of Securities which are denominated in United States dollars, the Company has deposited or caused to be deposited with the Trustee, as obligations in trust for such purpose, such amount of U.S. Government Obligations as will, together with the income to accrue thereon without consideration of any reinvestment thereof, be sufficient to, pay and discharge the entire indebtedness on all Outstanding Securities of such series for principal (and premium, if any), any Additional Amounts, and interest to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section 403; or

               (B) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 401, to be applicable to the Securities of such series; and

          (2) the Company has paid or caused to be paid all other sums payable hereunder with respect to the Outstanding Securities of such series; and

          (3) the Company has delivered to the Trustee a certificate signed by a nationally recognized firm of independent public accountants (who may be the independent public accountants regularly retained by the Company) certifying as to the sufficiency of the amounts deposited pursuant to subsections (1)(A)(i) or (1)(A)(ii) of this Section for payment of the principal (and premium, if any) and interest on the dates such payments are due, an Officers' Certificate and an Opinion of Counsel, each such Certificate and Opinion stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series have been complied with; and

          (4)  the Company has delivered to the Trustee

               (A) an opinion of independent counsel that the Holders of the Securities of such series will have no federal income tax consequences as a result of such deposit and termination; and

               (B) if the Securities of such series are then listed on the New York Stock Exchange, an opinion of counsel that the Securities of such series will not be delisted as a result of the exercise of this option.

     Any deposits with the Trustee referred to in Section 403(l)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

     Upon the satisfaction of the conditions set forth in this Section 403 with respect to all the Outstanding Securities of any series, the terns and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, other than (i) the provisions of Sections 305, 306 and 1002, (ii) the right of Holders of Securities of such series to receive, from the trust fund described in this Section, payment of the principal (and premium, if any) of, the interest on and any Additional Amounts with respect to such Securities when such payments are due, and (iii) the rights, powers, duties and immunities of the Trustee hereunder, shall no longer be binding upon, or applicable to, the Company.

                                  ARTICLE FIVE

                                    REMEDIES

     Section 501. Events of Default.
                  -----------------

     Unless otherwise specified as contemplated by Section 301, "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is either inapplicable to a particular series or it is specifically deleted or modified in the Officers' Certificate or supplemental indenture, if any, under which such series of Securities is issued:

          (1) default in the payment of any interest upon or any Additional Amounts payable in respect of any Security of that series when such interest or Additional Amounts becomes due and payable, and continuance of such default for a period of 30 days;

          (2) default in the payment of the principal of (and premium, if any, on) any Security of that series when it becomes due and payable at Maturity;

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series;

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (5) if an event of default as defined in any mortgage, indenture or instrument, under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company (including obligations under Capitalized Leases) in an aggregate amount in excess of $20,000,000, whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not have been rescinded or annulled within ten days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series, a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled;

          (6) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

          (7) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing; or

          (8) any other Event of Default provided with respect to Securities of that series.

     Section 502. Acceleration of Maturity; Rescission and Annulment.
                  --------------------------------------------------

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal of all the Securities of that series, or such lesser amount as may be provided for in the Securities of that series, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon such declaration such principal or such lesser amount shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest on and any Additional Amounts payable in respect of all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section 503. Collection of Indebtedness and Suits for Enforcement by
                  -------------------------------------------------------
Trustee.
-------

     The Company covenants that if

          (1) default is made in the payment of any installment of interest on or any Additional Amounts payable in respect of any Security or any related Coupon when such interest or Additional amounts shall have become due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at its Maturity,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and Coupons, the whole amount then due and payable on such Securities and Coupons for principal (and premium, if any) and interest and Additional Amounts, if any, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest or any Additional Amounts, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and Coupons and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities and Coupons, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related Coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     Section 504. Trustee May File Proofs of Claim.
                  --------------------------------

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable an therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount or such lesser amount as may be provided for in the Securities of that series, of principal (and premium, if any) and interest and any Additional Amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and Coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and Coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
Section 605.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or Coupon in any such proceeding.

     Section 505. Trustee May Enforce Claims Without Possession of Securities or
                  --------------------------------------------------------------
Coupons.
--------

     All rights of action and claims under this Indenture or any of the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or

Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and Coupons in respect of which such judgment has been recovered.

     Section 506. Application of Money Collected.
                  ------------------------------

     Any monies collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such monies on account of principal (and premium, if any), interest or any Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     605;

          SECOND: To the payment of the amounts them due and unpaid upon the Securities and Coupons for principal (and premium, if any) and interest and any Additional Amounts payable in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal (and premium, if any), interest and Additional Amounts, respectively; and

          THIRD: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

     Section 507. Limitation on Suits.
                  -------------------

     No Holder of any Security of any series or any related Coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities, to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or Holders of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     Section 508. Unconditional Right of Holders to Receive Principal, Premium
                  ------------------------------------------------------------
and Interest.
------------

     Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 305 and 307) interest on and any Additional Amounts in respect of such Security or payment of such Coupon on the respective Stated Maturity or Maturities expressed in such Security or Coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 509. Restoration of Rights and Remedies.
                  ----------------------------------

     If the Trustee or any Holder of a Security or Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the

Company, the Trustee and the Holders of Securities and Coupons shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 510. Rights and Remedies Cumulative.
                  ------------------------------

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 511. Delay or Omission Not Waiver.
                  ----------------------------

     No delay or omission of the Trustee or of any Holder of any Security or Coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or Coupons, as the case may be.

     Section 512. Control by Holders of Securities.
                  --------------------------------

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (3) such direction, in the reasonable judgment of the Trustee, is not unduly prejudicial to the rights of other Holders of Securities of such series.

     Section 513. Waiver of Past Defaults.
                  -----------------------

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related Coupons waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (and premium, if any) or interest on or Additional Amounts payable in respect of any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section 514. Undertaking for Costs.
                  ---------------------

     All parties to this Indenture agree, and each Holder of any security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit, other than the Trustee, of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable coats, including reasonable attorneys' fees, against any party litigant in such suit, including the Trustee, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, the Trustee or by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or Coupon for the enforcement of the payment of the principal of (and premium, if any) or interest on or any Additional Amounts in respect of any Security or the payment of any Coupon on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the

Redemption Date) or interest an any overdue principal of any Security or to the extent permitted by law, the payment of interest on any Additional Amount.

                                   ARTICLE SIX

                                   THE TRUSTEE

     Section 601. Certain Rights of Trustee. Subject to Sections 315(a) through
                  -------------------------
315(d) of the Trust Indenture Act:

          1. the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          2. any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate and any resolution of the Board of Directors or any committee thereof (or committee of officers or other representatives of the Company, to the extent any such committee or committees have been so authorized by the Board of Directors) may be sufficiently evidenced by a Board Resolution;

          3. whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          4. the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          5. the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          6. the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney;

          7. no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

          8. the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     Section 602. Not Responsible for Recitals or Issuance of the Securities.
                  ----------------------------------------------------------
The recitals contained herein and in the Securities, except those referring or relating to the Trustee or any of its agents, and except for the Trustee's certificate of authentication, shall he taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the Statements made by it in a statement of Eligibility and Qualification on Form T-1 supplied to the Company are and will be true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

     Section 603. May Hold Securities. The Trustee, any Authenticating Agent,
                  -------------------
any Security Registrar or any other person that may be an agent of the Trustee or the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the

Company with the same rights it would have if it were not Trustee, Authenticating Agent, Security Registrar or such other Person.

     Section 604. Money Held in Trust. Money held by the Trustee in trust
                  -------------------
hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     Section 605. Compensation and Reimbursement.
                  ------------------------------

     The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

          (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder; provided, that:

          (i) with respect to any such claim, the Trustee shall have given the Company written notice thereof promptly after the Trustee shall have knowledge thereof, but failure by the Trustee to give such notice shall not affect the Trustee's right or the Company's obligation to indemnify hereunder;

          (ii) while maintaining absolute control over its own defense, the Trustee shall cooperate and consult with the Company in preparing such defense; and

          (iii) notwithstanding anything to the contrary in this Section 605(3), the Company shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Company, which consent shall not be unreasonably withheld.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on Securities.

     Section 606. Corporate Trustee Required; Eligibility.
                  ---------------------------------------

          (a) There shall at all times be a Trustee hereunder that is a corporation permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time the Trustee shall cease to be eligible in accordance with the previsions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          (b) The following indentures shall be considered specifically described herein for purposes of clause (i) of the proviso contained in
     Section 310(b)(1) of the Trust Indenture Act: (i) Indenture dated as of December 1, 1986 between the Company and The Bank of New York for 9-1/2% Senior Notes due December 1, 1996, (ii) Indenture dated as of February 15, 1988 between the Company and The Bank of New York for 9-7/8% Senior Notes due February 15, 1998 and (iii) Indenture dated as of April 1, 1989 between the Company and The Bank of New York for Debt Securities.

     Section 607. Resignation and Removal; Appointment of Successor.
                  -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 608.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 608 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

          (c) The Trustee any be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the outstanding Securities of such series, delivered to the Trustee and the Company.

          (d) If at any time:

               (1) the Trustee shall fail to comply with the obligations imposed upon it under Section 310 (b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Company or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months; or

               (2) the Trustee shall cease to be eligible under Section 606 and shall fail to resign after written request therefor by the Company or any such holder; or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section

608. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 608, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by
Section 608, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     Section 608. Acceptance of Appointment by Successor.
                  --------------------------------------

     (a) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to
Section 1003, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 605.

     (b) Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor relates and subject to Section 1003 shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any Person appointed hereunder as a successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Person shall be qualified and eligible under this Article.

     Section 609. Merger, Conversion, Consolidation or Succession to Business.
                  -----------------------------------------------------------
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     Section 610. Appointment of Authenticating Agent. The Trustee may appoint
                  -----------------------------------
one or more Authenticating Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or pursuant to
Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

         Each Authenticating Agent shall be acceptable to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that is authorized under applicable law and by its charter to act as an

Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $20,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the company and shall (i) mail written notice of such appointment pursuant to Section 106, to all Holders of Securities of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register and (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The provisions of Sections 308, 602 and 603 shall be applicable to each Authenticating Agent.

         If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers' Certificate by the Company), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

     Section 611. Notice of Default. The Trustee shall, within ninety days after
                  -----------------
the occurrence of a default with respect to the Securities of any series, mail to all holders of Securities of that series entitled to receive reports pursuant to Section 703, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured or waived before the giving of such notice; provided, however, that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Securities of such series or in the making of any sinking fund payment with respect to such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors or trustees, the executive committee, or a trust committee of directors or trustees or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default hereunder.

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     Section 701. Company to Furnish Trustee Names and Addresses of Holders.
                  ---------------------------------------------------------

     The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of each Series:

          (a) semiannually and not more than 15 days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date, and

          (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, such list to be as of a date not more than 15 days prior to the time such list is furnished, provided, however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

     Section 702. Preservation of Information; Communications to Holders.
                  ------------------------------------------------------

     The Trustee shall comply with the obligations imposed upon it pursuant to
Section 312 of the Trust Indenture Act.

     Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee, any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312 (b) of the Trust Indenture Act.

     Section 703. Reports by Trustee.
                  ------------------

     (a) Within 60 days after May 15 of each year commencing with the first May 15 following the first issuance of Securities, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

     (b) The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act and Section 611 hereof at the times specified therein.

     (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

     Section 704. Reports by the Company.
                  ----------------------

     The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

          (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit to the Holders within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

Section 801.    Company May Consolidate, etc., on Certain Terms.
                -----------------------------------------------

     Nothing contained in this Indenture or in any of the Securities or Coupons shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company) or successive consolidations or mergers in which the company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of the Company as an entirety, or substantially as an entirety, to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that any such consolidation, merger, sale or conveyance shall be upon the conditions that (a) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Company or such other corporation) formed by or surviving any such consolidation or merger, or to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Indenture to be kept or performed by the Company; (b) the corporation (if other than the Company) formed by or surviving any such consolidation or merger, or to which sale or conveyance shall have been made, shall be a corporation organized under the laws of the United States or any State thereof; and (c) the due and punctual payment of the principal of (and premium, if any), any interest on, and any Additional Amounts payable pursuant to Section 1004 with respect to, all the Securities, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed or observed by the Company, shall be expressed assumed, by supplemental indenture complying with the requirements of Article Nine, satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired such property. If at any time there be any consolidation or merger or sale or conveyance or lease of property to which the covenant of this Section is applicable, then in any such event the successor corporation will promptly deliver to the Trustee:

     (1) an Officers' Certificate stating that as of the time immediately after the effective date of any such transaction the covenants of the Company contained in this

Section have been complied with and the successor corporation is not in default under the provisions of the Indenture; and

     (2) an Opinion of Counsel stating that such covenants have been complied with and that any instrument or instruments executed in the performance of such covenants comply with the requirements thereof.

Section 802.    Rights and Duties of Successor Corporation.
                ------------------------------------------

     In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor corporation, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities and Coupons. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities and Coupons issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities or Coupons which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities and Coupons which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities and Coupons so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities and Coupons theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities and Coupons had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities and Coupons thereafter to be issued as may be appropriate.

Section 803.    Officers' Certificate and Opinion of Counsel.
                --------------------------------------------

     The Trustee, subject to the provisions of Section 601, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, complies with the provisions of this Article.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.    Supplemental Indentures without Consent of Holders.
                --------------------------------------------------

     Without the consent of any Holders of Securities or Coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants and obligations of the Company contained in the Securities of one or more series or in the Indenture;

          (2) to change or eliminate any provisions of the Indenture with respect to all or any series of the Securities not then outstanding (and, if such change is applicable to fewer than all such series of the Securities, specifying the series to which such change is applicable), and to specify the rights and remedies of the Trustee and the holders of such Securities in connection therewith;

          (3) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

          (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Registered Securities or of principal (or premium, if any) or any interest on Bearer Securities, to permit Registered Securities to be exchanged for Bearer Securities or to permit the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect;

          (5) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301;

          (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 608(b);

          (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture and which shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons;

          (8) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth;

          (9) to secure the Securities pursuant to Section 1006; or

          (10) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act.

Section 902.    Supplemental Indentures with Consent of Holders.
                -----------------------------------------------

     With the consent of the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental Indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any Additional Amounts payable in respect thereof, or any premium payable upon the redemption thereof, or change the obligation of the Company to pay Additional Amounts pursuant to Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date),

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1404 for quorum or voting, or

          (3) modify any of the provisions of this Section, or Section 513, or
     Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.    Execution of Supplemental Indentures.
                ------------------------------------

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.    Effect of Supplemental Indentures.
                ---------------------------------

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any Coupons appertaining thereto shall be bound thereby.

Section 905.    Conformity with Trust Indenture Act.
                -----------------------------------

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906.    Reference in Securities to Supplemental Indentures.
                --------------------------------------------------

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    COVENANTS

Section 1001.   Payment of Principal, Premium, if any, and Interest.
                ---------------------------------------------------

     The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any), interest on and any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities, any Coupons appertaining thereto and this Indenture. Any interest due on and any Additional Amounts payable in respect of Bearer Securities on or before Maturity, other than Additional Amounts, if any, payable as provided in
Section 1004 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature.

Section 1002.   Maintenance of Office or Agency.
                -------------------------------

     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series which is located outside the United States where Securities of such series and the related Coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of such series pursuant to Section 1004); provided, however, that if the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related Coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series pursuant to Section 1004) at the place specified for the purpose pursuant to Section 301, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     Except as otherwise provided in the form of Bearer Security of any particular series pursuant to the provisions of this Indenture, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by United States Dollar check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, payment of principal of and any premium and interest in United States dollars (including Additional Amounts payable is respect thereof) on any Bearer Security may be made at the Corporate Trust Office of The Bank of New York is the Borough of Manhattan, The City of New York if (but only if) payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise set forth is a Board Resolution or indenture supplemental hereto with respect to a series of Securities, the Company hereby designates as the Place of Payment for each series of Securities the Borough of Manhattan, The City of New York, and initially appoints The Bank of New York at its Corporate Trust Office as the Company's office or agency for each of such purposes in such city.

Section 1003.   Money for Securities Payments to Be Held in Trust.
                -------------------------------------------------

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any), or interest on, any of the Securities of that series, segregate and hold in trust for the benefit of the Person entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any), or interest on, any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest an the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Except as otherwise provided in the form of Securities of any particular series pursuant to the provisions of this Indenture, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment or to be mailed to Holders of Registered Securities, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal (and premium, if any) or interest has become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.   Additional Amounts.
                ------------------

     If the Securities of a series provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of any series or any Coupon appertaining thereto Additional Amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security of any series or any related Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     If the Securities of a series provide for the payment of Additional Amounts, at least ten days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least ten days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal (and premium, if any) or interest on the Securities of that series shall be made to Holders of Securities of that series or the related Coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons and the Company will pay to the Trustee or such Paying Agent the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or emitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

Section 1005.   Statement as to Compliance; Notice of Certain Defaults.
                ------------------------------------------------------

     The Company will, so long as any Securities are Outstanding:

          (a) deliver to the Trustee, forthwith upon becoming aware of any default or defaults in the performance of any covenant, agreement or condition contained in this Indenture, an Officers' Certificate specifying such default or defaults,

          (b) deliver to the Trustee, forthwith upon becoming aware of any default or defaults under clause (5) of Section 501, an Officers' Certificate specifying such default or defaults, and

          (c) deliver to the Trustee within 90 days after the end of each fiscal year of the Company, which on the date hereof ends December 31, beginning with the fiscal year 1993, an Officers' Certificate stating that:

          (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision; and

          (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

Section 1006.   Payment of Taxes and Other Charges.
                ----------------------------------

     The Company will, and, at any time when the Company shall have a Subsidiary or Subsidiaries, will cause each Subsidiary to, pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might became a lien or charge upon any property of the Company or such Subsidiary, provided that neither the Company nor any Subsidiary shall be required to pay any tax, assessment, charge, levy or claim, the payment of which is being contested in good faith and by proper proceedings.

Section 1007.   Maintenance of Insurance.
                ------------------------

     The Company will maintain, or cause to be maintained, insurance with responsible companies an all properties of the Company or, at any time when the Company shall have a Subsidiary or Subsidiaries, of the Company and each Subsidiary, and on all properties subject to mortgages owned by the Company or any Subsidiary, and against all tort claims which may be incurred by the Company or any Subsidiary, all to the extent and is such amounts and against such risks as are usually covered by insurance policies carried by owners of similar enterprises.

Section 1008.   Limitations on Incurrence of Obligations for Borrowed Money.
                -----------------------------------------------------------

     The Company will not create, assume, incur or otherwise become liable in respect of, any

          (a) Senior Debt unless the aggregate principal amount of Senior Debt outstanding of the Company will not, at the time of such creation, assumption or incurrence and after giving effect thereto and to any concurrent transactions, exceed the greater of (i) 300% of Capital Base, or
     (ii) 500% of Tangible Net Worth; and

          (b) Non-Recourse Debt unless the aggregate principal amount of Senior Debt and Non-Recourse Debt outstanding of the Company will not, at the time of such creation, assumption or incurrence and after giving effect thereto and to any concurrent transactions, exceed 500% of Capital Base.

     For any period during which the Company shall have a Subsidiary or Subsidiaries, the limitations contained in this Section 1008 shall aloe apply to the consolidated financial statements of the Company and its Subsidiaries.

Section 1009.   Waiver of Certain Covenants.
                ---------------------------

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1005 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such tern, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.   Applicability of Article.
                ------------------------

     Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and this Article.

Section 1102.   Election to Redeem; Notice to Trustee.
                -------------------------------------

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all or less than all of the Securities of any series with the same issue date, interest rate and Stated Maturity, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

Section 1103.   Selection by Trustee of  Securities to be Redeemed.
                --------------------------------------------------

         If less than all the Securities of any series with the same issue date, interest rate and Stated Maturity are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption
     Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by lot or other such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Registered Security of such series not redeemed to less than the minimum denomination for a Security of that series established pursuant to Section 302.

     The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

Section 1104.   Notice of Redemption.
                --------------------

     Notice of redemption shall be given in the manner provided in Section 106, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

     Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

     All notices of redemption shall state:

     (1) the Redemption Date;

     (2) the Redemption Price;

     (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Securities to be redeemed;

     (4) in case any Registered Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Registered Security or Registered Securities of authorized denominations for the principal amount thereof remaining unredeemed;

     (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date;

     (6) the place or places where such Securities, together, in the case of Bearer Securities with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price; and

     (7) that the redemption is for a sinking fund, if such is the case.

     A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 1105.   Deposit of Redemption Price.
                ---------------------------

     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect thereto, all the Securities or portions thereof which are to be redeemed on that date.

Section 1106.   Securities Payable on Redemption Date.
                -------------------------------------

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such security shall be paid by the Company at the Redemption Price, together with accrued interest (and any Additional Amounts) to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an office or agency located outside the United States except as otherwise provided in Section 1002), and provided, further, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates according to their terms and the provisions of Section 307.


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

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest (and any Additional Amounts) represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside of the United States except as otherwise provided in Section 1002.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.   Securities Redeemed in Part.
                ---------------------------

     Any Registered Security which is to be redeemed only in part shall be surrendered at any office or agency of the Company maintained for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


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

                                 ARTICLE TWELVE

                                  SINKING FUNDS

Section 1201.   Applicability of Article.
                ------------------------

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required by any form of Security of such series issued pursuant to this Indenture.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202.   Satisfaction of Sinking Fund Payments with Securities.
                -----------------------------------------------------

     The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series to be made pursuant to the terms of such Securities as provided for by the terms of such series (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 1202, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series


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

for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

Section 1203.     Redemption of Securities for Sinking Fund.
                  -----------------------------------------

     Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


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


                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

Section 1301.   Applicability of Article.
                ------------------------

     Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Article Thirteen, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

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


                                ARTICLE FOURTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

Section 1401.     Purposes for Which Meetings May Be Called.
                  -----------------------------------------

     A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 1402.   Call, Notice and Place of Meetings.
                ----------------------------------

     (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or, if Securities of such series were issued as Bearer Securities, in London, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or, if Securities of such series were issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided is subsection (a) of this Section.

Section 1403.   Persons Entitled to Vote at Meetings.
                ------------------------------------

     To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person


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


appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 1404.   Quorum; Action.
                --------------

     The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66-2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than ten days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than ten days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

     Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of


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

the Holders of 66-2/3% in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related Coupons, whether or not present or represented at the meeting.

Section 1405.   Determination of Voting Rights; Conduct and Adjournment of
                ----------------------------------------------------------
Meetings.
---------

     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of any series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the


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

Outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 1406.   Counting Votes and Recording Action of Meetings.
                -----------------------------------------------

     The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


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

                                 ARTICLE FIFTEEN

                            MISCELLANEOUS PROVISIONS

Section 1501.   Securities in Foreign Currencies.
                --------------------------------

     Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a currency other than United States dollars shall be treated by the Trustee (based on information and a determination provided it by the Paying Agent) for any such action or distribution as that amount of United States dollars that could he obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.


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

                                 ARTICLE SIXTEEN

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICeRS AND DIRECTORS

Section 1601.     Incorporators, Stockholders, Officers and Directors of Company
                  --------------------------------------------------------------
Exempt from Individual Liability.
---------------------------------

     No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, employee, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statue, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of such Securities.

                                    * * * * *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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


     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                     HEALTH CARE PROPERTY INVESTORS, INC.


                                     By          /s/ Kenneth B. Roath
                                       -----------------------------------------
                                     Title: Chairman and Chief Executive Officer

[Seal]

Attest:

    /s/ Signator
-----------------------------------
Title: Vice President - Legal

                                     THE BANK OF NEW YORK, as Trustee

                                     By             /s/ S.D. Mineo
                                       -----------------------------------------
                                       Title: Vice President
[Seal]

Attest:

   /s/ Signator
-----------------------------------
Title:  Assistant Treasurer


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


STATE OF CALIFORNIA        )
                           )
COUNTY OF LOS ANGELES      )

     On this, the 9th day of Sept, 1993, before me, the undersigned Notary Public, personally appeared, Kenneth B. Roath, proven to me on the basis of satisfactory evidence to be the person who executed the within instrument as Chmn/CEO of HEALTH CARE PROPERTY INVESTORS, INC., one of the corporations described in and that executed the above instrument, and that he signed his name thereto by order of the board of directors.

     WITNESS my hand and official seal.

[SEAL]
                                                    /s/ Romy Erickson
                                       -----------------------------------------
                                       Notary Public in and for said County
                                       and State




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


STATE OF NEW YORK     )
                      )
COUNTY OF NEW YORK    )

     On this, the 7th day of September, 1993, before me, personally came S.D. Mineo to me personally known who, being by me duly sworn did depose and any that he is an Vice President of The Bank of New York, the corporation described in and which executed and foregoing instrument; that he knows the seal of said corporation; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                                   /s/ Robert Schneck
                                       -----------------------------------------
                                       Notary Public in and for said County
                                       and State

                                       94